Exhibit 10.1

EXECUTION COPY

FIFTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of September 12, 2003 (this “Amendment”), by and among DIGITAS LLC (the “Borrower”), a Delaware limited liability company, and DIGITAS INC., a Delaware corporation, BRONNER SLOSBERG HUMPHREY INC., a Massachusetts corporation, and BSH HOLDING LLC, a Delaware limited liability company, as Guarantors, and FLEET NATIONAL BANK, a national banking association, and the other lending institutions listed on Schedule 1 to the Credit Agreement (collectively, the “Banks”) and FLEET NATIONAL BANK as agent for the Banks (the “Agent”), amending certain provisions of the Revolving Credit Agreement, dated as of July 25, 2000 (as amended by the First Amendment, dated as of June 29, 2001, the Second Amendment, dated as of November 26, 2001, the Third Amendment, dated as of September 30, 2002, and the Fourth Amendment, dated as of February 24, 2003, the “Credit Agreement”), by and among the Borrower, the Guarantors, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement as provided more fully herein below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) In order to eliminate the Borrowing Base:

(i) The definitions of “Borrowing Base”, “Borrowing Base Report”, and “Eligible Accounts Receivable” set forth in §1.1 of the Credit Agreement are hereby deleted in their entirety.

(ii) The proviso in §2.1 of the Credit Agreement is amended by deleting the text “the lesser of (i) the Total Commitment and (ii) the Borrowing Base” and substituting the text “the Total Commitment” therefor.

(iii) Section 2 of the Credit Agreement is further amended by deleting §2.11 in its entirety and substituting “Intentionally Omitted” therefor.

(iv) The first sentence of §3.2 of the Credit Agreement is amended by deleting the text “the lesser of (a) the Total Commitment at such time and (b) the Borrowing Base at such time” contained in such sentence and substituting the text “the Total Commitment at such time” therefor.

(v) Section 4.1.1 of the Credit Agreement is amended by deleting the proviso in such §4.1.1 and restating it in its entirety as follows:

, provided, however, that after giving effect to such request, the sum of (a) the Maximum Drawing Amount of all Letters of Credit, (b) all Unpaid Reimbursement Obligations, and (c) the Dollar Equivalent of the amount of all Revolving Credit Loans outstanding shall not exceed the Total Commitment.

(vi) Section 9.4 of the Credit Agreement is amended by deleting clauses (h) and (i) of such §9.4 in their entirety and substituting, in each case, “Intentionally Omitted” therefor.

(vii) Section 9.9.1 of the Credit Agreement is amended by deleting the text “and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors) of all components of the Borrowing Base,” contained in such §9.1.1.

(viii) Section 13.6 of the Credit Agreement is amended by deleting such §13.6 in its entirety and substituting “Intentionally Omitted” therefor.

(b) Section 11.2 of the Credit Agreement is amended by deleting such §11.2 and restating it in its entirety as follows:

11.2 Minimum EBITDA.

(a) The Borrower will not as of the end of any Reference Period permit EBITDA for such Reference Period to be less than $24,000,000.

(b) The Borrower will not as of the end of any fiscal quarter of the Borrower permit EBITDA for such quarter to be less than $3,250,000.

(c) Section 11.4 of the Credit Agreement is amended by deleting such §11.4 and restating such §11.4 in its entirety as follows:

11.4 Minimum Liquidity. The Borrower will not permit the sum of (a) cash after deducting all customer prepayments therefrom, (b) Cash Equivalents and (c) marketable securities maintained by the Parent Companies, the Borrower and their Subsidiaries on their balance sheets to be less than $10,000,000 at any time. Only marketable securities which are not subject to any restriction upon transfer shall be included when determining compliance with this §11.4.

§2. Conditions to Effectiveness. This Amendment shall be effective as of September 12, 2003 upon receipt by the Agent of an original counterpart signature to this Amendment, duly executed and delivered by the Borrower and the Guarantors by 5:00 p.m. (Boston time) on such date.

§3. Representations and Warranties. Each of the Borrower and each of the Guarantors hereby represents and warrants to the Banks and the Agent as follows:

(a) Representation and Warranties in the Credit Agreement. The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower or such Guarantor, or to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, shall together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc. The execution and delivery by the Borrower and each Guarantor of this Amendment and the performance by the Borrower and each Guarantor of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of the Borrower and each such Guarantor and have been duly authorized by all necessary action on the part of the Borrower and each of the Guarantors.

(d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

§4. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment (a) shall be construed to imply a willingness on the part of the Banks to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents and (b) shall in any way prejudice, impair or effect any rights or remedies of the Banks or the Agent under the Credit Agreement or the other Loan Documents.

§5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

§6. Expenses. Pursuant to §17 of the Credit Agreement, all costs and expenses incurred or sustained by the Banks and the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

§7. Miscellaneous. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

DIGITAS LLC

By: /s/    JEFF COTE

        Name: Jeff Cote

        Title: COO/CFO

DIGITAS INC., as a Guarantor

By: /s/    JEFF COTE

        Name: Jeff Cote

        Title: COO/CFO

BRONNER, SLOSBERG HUMPHREY INC., as a Guarantor

By: /s/    JEFF COTE

        Name: Jeff Cote

        Title: COO/CFO

BSH HOLDING LLC, as a Guarantor

By: /s/    JEFF COTE

        Name: Jeff Cote

        Title: COO/CFO

FLEET NATIONAL BANK, individually and as Agent

By: /s/    John C. Dunne,

        John C. Dunne,

        Senior Vice President